RenaissanceRe Holdings Ltd.

Investor Presentation

September 2007

Consistent Strategy

Identifying Opportunities

Leveraging Our Franchise

Recent Developments

Well-Positioned for the Future

Our focus and strategy remain the same

We focus on four key business areas

Property Cat Reinsurance

Specialty Reinsurance

Individual Risk

Joint Ventures and Strategic Investments

Four core strategies are key to our success

Superior risk selection – underwriting discipline, proprietary tools, risk management culture

Superior marketing – to get the business that we select

Superior capital management – to match capital with risk

Superior joint ventures- to maximize capital efficiency for clients, capital providers and RNR shareholders

Key Competitive Advantages

Discipline - Disciplined underwriter with proven track record in hard and soft markets; history of identifying market inefficiencies

Talent & Culture - Experienced management team; risk management culture;
shared strategic vision

Use Of Technology – Proprietary models to analyze and aggregate risk; large databases to support decision making; recognize limits of modeling

Relationships - Excellent customer and broker relationships; recognized market leader; focus on adding value

Capital - Strong capitalization; strong loss reserves; multiple channels by which to access capital; disciplined capital management

Discipline requires knowing when to grow and when
to shrink

Market conditions dictate writings – we decrease when conditions soften
(e.g. late 90’s), and grow when pricing improves (e.g. 2002)

Specialty declined in 2006 as we stayed disciplined in a more competitive market, but there were attractive prospects to grow in our core Cat business

0

200

400

600

800

1000

1200

1400

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Proj.

Specialty

Managed Cat ceded to fully-collateralized J.V.'s

Managed Cat

Projected as of Q2

Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

*2007 projected Managed Catastrophe and Specialty Premiums are based on August 2007 premium estimates of managed catastrophe premiums down 5%, Individual Risk premiums down 10% and specialty reinsurance premiums written up 35%.

Managed Catastrophe and Specialty Premiums

Our team is strong and key to our success

US Underwriting SVP

International
Underwriting SVP

Kevin J. O'Donnell
President

Renaissance Reinsurance

Corporate Risk
VP

Senior Development
Analyst VP

Risk Modeling SVP

RenRe
Investment Managers
President

Weather Predict
President

William I. Riker (1)

President
Chief Underwriting Officer

President GUSH

CFO GUSH

William J. Ashley
CEO

Glencoe Group

RenaissanceRe Ventures
SVP

John D. Nichols

EVP, President

RenaissanceRe Ventures

Chief Acc’ting Officer

Controller SVP

Treasurer
(Open)

Internal Audit
VP

Fred R. Donner
Chief Financial Officer

EVP

Stephen H. Weinstein
General Counsel, SVP

Chief Compliance Officer

Peter C. Durhager
Chief Administrative
Officer SVP

Todd R. Fonner
CRO and CIO
SVP

Neill A. Currie

Chief Executive Officer

US Underwriting
VP

US Underwriting
VP

Specialty
Underwriting SVP

General Counsel
GUSH

GUSH Modeling VP

COO GUSH

Program Operations

SVP

Specialty

Underwriting VP

Specialty

Underwriting VP

RenaissanceRe Ventures
SVP

Business Development

SVP

Business Development

SVP

GUSH Claims VP

(1) Mr. Riker will remain with the Company until the end of 2007, and thereafter remain an employee serving in an advisory capacity until August 2008. Neill A. Currie, Chief Executive Officer of       RenaissanceRe, will also assume the role of President.

RenaissanceRe Ventures
VP

RenaissanceRe Ventures
VP

We are differentiated in the resources we dedicate
to risk modeling

Risk Modeling
Resources

Reinsurance (11)

6 Modelers

1 Actuary

2 Masters

Individual Risk (6)

Risk Systems (5)

1 Masters

4 Programmers

WPC Consulting (14)

12 Ph.D’s

RIM (5)

3 Ph.D’s

Corporate Risk (3)

3 MBA’s

Quant. Group (4)

1 Ph.D

1 Masters

3 Masters

Risk management is more than modeling
– management expertise and corporate culture are critical

Avoid
Surprises

Proactive
Response
to Market
Opportunities

Superior Risk Management

Highly talented
individuals

Underwriters
understand models

Clear accountability

Tight control
of authority

Peer review

Ownership mentality

REMS©

Computer

System

Clean database

User friendly
system

Multiple vendor
models

Many unique
custom features

Management
Procedures
and Culture

To manage capital we cultivate diversified
and flexible sources

Multiple channels of access for capital is
a competitive advantage

Retrocessional reinsurance capacity
can be used to manage capital needs
when available at economic terms

Bank debt can be used to manage
capital quickly; short timeframe to
access with no prepayment penalties

Joint ventures with private capital
enhance our ability to manage capital
flexibly; capital comes in and out at
book value

Soft capital can be targeted short-term
at the most dislocated part of the market
to create capacity for incremental
business

RNR

Long-term

JV Capital

e.g. DaVinci

Public
Equity

Reinsurance

Public
Debt

Short-term

Soft Capital

e.g.
Starbound I&II

Private/

Bank Debt

50%
40%
30%
20%
10%
0%
-10%
-20%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

$40
$35
$30
$25
$20
$15
$10
$5
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Our goal remains long-term growth in tangible book
value per share plus accumulated dividends

Tangible book value per share plus accumulated dividends has grown at an annualized rate of 17.5% from 1997 through 2006 – driven by a track record of strong Operating ROE

While the 2004 and 2005 results were disappointing, 2005’s result is consistent with our models that indicate we should expect to lose money every ten to fifteen years

Operating ROE*

Tangible Book Value Per Share plus
Accumulated Dividends*

* Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

We are also well-positioned to address the new sources of capital that are entering our business

Hedge funds, investment banks and securitization have increasingly become
sources of risk-bearing capacity for property catastrophe risks         we believe
further growth is inevitable

These participants will change the way our business is transacted

Real-time trading of the underlying risk should emerge

Indices and other standardized formats for assuming risk will continue to gain market share

Capital will flow in and out of our business more quickly as market conditions change

Our Ventures and RIM business units are important components of a strategy to keep pace with this change

Our Ventures unit has developed key skills and capabilities as an intermediary for and transformer of Cat risk

Consistent Strategy

Identifying Opportunities

Leveraging Our Franchise

Recent Developments

Well-Positioned for the Future

While our strategy will remain consistent,
our business focus will evolve

We operate today with the same culture and principles as when the company was formed

By staying disciplined and focused we have been able to leverage our approach to build a more diversified business model

We will continue to evaluate new opportunities and hope to add additional franchises, but are committed to maintaining our culture and our standards for growing book value per share

We will only add businesses that earn attractive risk-adjusted returns and will exit businesses that no longer do the same

We screen new opportunities with a consistent
framework

We look for new business opportunities that meet our return hurdles and fit our business model.

Credible Data/
Decision Support
Tools

Market
Opportunity

Cultural Fit

We’ve used this approach to grow from a Cat company
to four successful business units

0

500

1,000

1,500

2,000

2,500

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Proj.

RenRe Cat

RenRe Specialty

Joint Venture

Individual Risk

Projected as of Q2

* Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

Gross written managed premium

Consistent Strategy

Identifying Opportunities

Leveraging Our Franchise

Recent Developments

Well-Positioned for the Future

We are leveraging off of our market leading franchise
in Property Cat

Consistent pricing

Quick response

Customized products

Capacity for large lines

Advice on Cat risk management

Superior credit quality and
willingness to pay

Normal “open market” position

Plus preferred signings on open
market transactions

Plus private market transactions

Option to renew business
written for fully collateralized
vehicles

RNR delivers value

RNR gets preferred status

2001 Specialty Premium
$77 million

2006 Specialty Premium

$222 million

2005 Specialty Premium
$427 million

33.1%

40.6%

26.3%

32.7%

18.7%

19%

6.7%

11.1%

11.8%

12%

4%

23%

18%

22%

21%

Since 2001, we’ve built a more diversified Specialty Re portfolio while remaining disciplined in 2006’s softening market

Individual Risk has grown significantly

$0

$100

$200

$300

$400

$500

$600

$700

$800

2004

2005

2006

Commercial Property

Personal Lines Property

Commercial Multi -Lines

Individual Risk Gross Written Premium
by Major Type of Business

Individual Risk is selectively focused with a small group
of partners

Our Individual Risk Unit is focused on high-margin primary insurance and quota share reinsurance where we evaluate the “Individual Risk” (i.e. underwriting policies as distinguished from portfolios)

We partner with other insurance companies and program managers
(intermediaries) who source the risk and provide back office support

We target a small number of partners with the following characteristics:

Leaders in their classes of risk

Large premium volume

Efficient back offices

Focused on data, systems and rigorous risk analytics

We are developing proprietary risk modeling tools to track and evaluate exposures

Ventures has developed three areas of competence

Catastrophe Portfolio
Participation CPPs -
Participation in the results
of our Property Cat book

Starbound I & II (Florida)

Timicuan Re (Florida)

Cat Bonds

Other

Platinum (2002) – IPO spin-off
of St. Paul’s reinsurance
operations

ChannelRe Holdings Ltd.
(2004) – Financial guarantee
reinsurer in partnership with
MBIA, Partner Re and Koch
Financial

Tower Hill (2005) -
Recapitalization of Florida
primary insurance companies

Top Layer Re

DaVinci Re

OPCat

Examples

Custom packaging
and selling of risk

Strategic investments to
capitalize upon market
dislocations

Attractive businesses that we
prefer to invest in rather than
operate

Continue to selectively
consider large deals or other
classes of business

Leveraging RenRe’s
capabilities and reputation
as the leading Property Cat
reinsurer

Very active role in the
management, oversight
and corporate governance
of the entities

Business

3) Customized Reinsurance

2) Strategic Investments

1) Property Cat Joint Ventures

The period following the 2004 and 2005 storms highlighted
the importance of Ventures’ role within RenaissanceRe

In 2006 and 2007 we executed four significant capital raises to bring capacity to our clients

Our joint venture track record since 1999 demonstrates RenaissanceRe’s ability to add value = generate alpha

We expanded on our inventory of relationships with investors and advisors

Our reputation with our clients, the option value of the renewal business and the fee income will benefit us for years into the future

We remain differentiated in our approach and the resources we dedicate which leaves us well positioned

Consistent Strategy

Identifying Opportunities

Leveraging Our Franchise

Recent Developments

Well-Positioned for the Future

Recent developments

July U.K. floods-  Industry loss estimate *£1 billion-*£1.5 billion.   Our preliminary
loss estimate is not expected to be material.

Hurricane Dean- Industry loss estimate *$750 million-*$1.5 billion.  Our preliminary loss estimate is not expected to be material.

Hurricane Felix- Industry loss estimate minimal at less than *$200 million. Our preliminary loss estimate is not expected to be material.

Capital Management- Active10b5-1 plan year to date share repurchases totaled
$88.2 million of which 3rd quarter to date share repurchases totaled $77.1 million.

*Source Risk Management Solutions (RMS)

Consistent Strategy

Identifying Opportunities

Leveraging Our Franchise

Recent Developments

Well-Positioned for the Future

$7
$6
$5
$4
$3
$2
$1
$0
$ billions
Common
Preferred
Funded debt
Undrawn debt
JV capital*
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006**
2007 Q2

Our balance sheet and capital base are strong

* excluding $3.9 billion of capacity at Top Layer Re

**Reflects the redemption of ~$250 million of preference shares and funded debt, which were redeemed during Q1 2007.

RenaissanceRe is well-positioned

Our balance sheet and capital base are strong - our capital position is stronger than at any point in our history

Our culture and talented team remain a key competitive advantage

We have strengthened our position over the last year as the market leader in property cat reinsurance; ahead of peers on risk analytics

We are well positioned for the remainder of 2007 but we will remain disciplined and will not seek growth unless we find attractive opportunities

Safe Harbour Statement

Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform
Act of 1995:

Statements made in this presentation contain information about the Company's future business prospects.  These statements may be considered "forward-looking."  These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Form 10-Qs for the quarters ended March 31, 2007 and
June 30, 2007.

This presentation includes certain non-GAAP financial measures within the meaning of Regulation
G including "operating return on equity", "tangible book value per share plus accumulated dividends” and “gross written managed premium”.  A definition of such measures and a reconciliation of these measures to the most comparable GAAP figures in accordance with
Regulation G is available in the Company's 2006, 2005, 2004 and 2003 Annual Reports and the
February 6, 2007, May 1, 2007 and July 31, 2007 Press Releases which are located on the
Company's website www.renre.com

RenaissanceRe Holdings Ltd.

Renaissance House

8 – 20 East Broadway

Pembroke, HM 19

Bermuda

Tel: (441) 295-4513

www.renre.com